UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 31, 2004
                       (Date of earliest event reported)

                            CGI HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)
                                   33-19980-D
                             (Commission File No.)
                                   87-0450450
                       (IRS Employer Identification No.)

                            100 North Waukegan Road
                                   Suite 100
                           Lake Bluff, Illinois 60044
                    (Address of Principal Executive Offices)

                                 (847) 615-2890
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): (

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

CGI Holding Corporation, a Nevada corporation (the "Company") entered into a Settlement Agreement (the "Settlement Agreement") with GMP, L.L.C., an Indiana limited liability corporation ("GMP"), Safe Environment Corp. of Indiana ("SECO"), John Giura and Gerard M. Jacobs, dated August 31, 2004. The parties entered into the Settlement Agreement to address: (1) Mr. Giura resigning as an employee and director of the Company; (2) the payment and settlement of certain indebtedness owed the Company; and (3) certain payments and grants to be made by the Company to Mr. Giura, among other things.

As a party to the Settlement Agreement Mr. Giura agreed to the following: (a) to provide proof of payment of all amounts due under a certain "Indemnification Agreement" dated as of October 22, 2003, between Mr. Giura and the Company, a copy of which was previously filed by the Company as an exhibit to its Annual Report on Form 10-KSB, filed March 1, 2004 (SEC File No. 33-19980-D); (b) to resign as an employee and director of the Company; (c) to indemnify and hold harmless the Company against all claims in regard to SECO's construction project in St. Ann, Missouri (the "St. Ann Project"); (d) to represent, warrant and guarantee that SECO shall complete the St. Ann Project and that the Company shall receive $300,000 from a certain St. Ann escrow account no later than April 19, 2005; (e) to cause Janet and Gerald Winter to deliver an instruction letter, acceptable to the Company, addressing certain disbursements to be made to the Company, executed by all appropriate persons; (f) to reaffirm his "Irrevocable Proxy" dated February 25, 2002, a copy of which was previously filed by the Company as an exhibit to its Annual Report on Form 10-KSB, filed March 1, 2004 (SEC File No. 33-19980-D), which Irrevocable Proxy constitutes and appoints Mr. Jacobs as Mr. Giura's proxy, to exercise fully all voting rights for all the Company's voting capital stock held by Mr. Giura, directly or indirectly, over which he exercises control; and (g) to waive and release all claims against the Company, except those provided for in the Settlement Agreement.

As a party to the Settlement Agreement, the Company agreed to the following, subject to Mr. Giura complying with his obligations under the Settlement
Agreement: (i) to release the debt in the aggregate principal amount of $545,074.73 owed by GMP to the Company and to return the note in the amount of $470,000 marked "cancelled" which evidences a portion of the $545,074.73 aggregate debt; (ii) to reimburse Mr. Giura in the amount of $690.00 per month for 12 months commencing September 1, 2004 and ending August 31, 2005 for medical insurance premiums; (iii) to pay Mr. Giura to serve as a consultant to the President and Chief Executive Officer of the Company for a 60 month period commencing September 1, 2004 and ending August 31, 2009 for $8,333 per month, which amount will be reduced to $4,166 per month in the event the Company's common stock should close at $6.00 or higher for 10 consecutive days during said 60 month period, said payment to be made regardless of the death or disability of Mr. Giura; (iv) to grant Mr. Giura three year warrants to purchase up to 150,000 shares of the Company's common stock at an exercise price of $3.50 per share; and (v) upon Mr. Jacobs certifying that Mr. Giura has fully complied with his obligations under the Settlement Agreement, to deliver to Mr. Giura three year warrants to purchase up to 150,000 shares of the Company's common stock at an exercise price of $4.50 per share. The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached hereto as Exhibit 99-1 and is incorporated herein by reference.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  Resignations of Officers and Directors.


John Giura resigned as a director, Vice Chairman of the Board of Directors and Vice President of the Company, effective August 31, 2004.

(b) Appointment of Officers.

S. Patrick Martin, a director of the Company was appointed to be the Vice Chairman of the Board of Directors to fill the vacancy left by Mr. Giura. Mr. Martin has served as a member of the Company's Board of Directors since April 2003. Since 1999, Mr. Martin has served as the President and Chief Executive Officer of WebSourced, Inc., formerly known as WorldMall.com. Prior to 1999 Mr. Martin worked as an independent telecommunications consultant. The Company's subsidiary, WebSourced, Inc. paid Mr. Martin a base salary of $182,897 and a bonus of $20,625 for 2003 and a base salary of $132,836 and a bonus of $17,164 for 2002. WebSourced, Inc. is currently paying Mr. Martin a salary at the rate of $240,000 per year under an employment contract which expires December 31, 2008. Beginning November 2003, the Company began paying its directors $750 for each meeting attended, plus reimbursement for travel and lodging expenses associated therewith, and $250 for each meeting attended telephonically. Pursuant to an "Employment Agreement" dated as of January 1, 2004, between Mr. Martin and the Company's subsidiary, WebSourced, Inc., a copy of which was previously filed by the Company as an exhibit to its Annual Report on Form 10-KSB, filed March 1, 2004 (SEC File No. 33-19980-D): (1) if Mr. Martin's Employment Agreement is terminated for any reason, WebSourced, Inc. will pay Mr. Martin all of the base and bonus compensation earned by him up to the date of termination; (2) if Mr. Martin's Employment Agreement is terminated without cause, WebSourced, Inc. will pay Mr. Martin a severance amount equal to all amounts of his base compensation that would have become due through December 31, 2008, as if his employment with WebSourced, Inc. had not been terminated. In 2003, the Company granted Mr. Martin an employee warrant to purchase 510,000 shares of the Company's common stock at an exercise price of $0.13 per share, which expires July 31, 2013. At December 31, 2003, Mr. Martin held in the money warrants granting him the right to purchase 743,147 shares of the Company's common stock, valued at $199,200. Among these warrants, 33,417 were granted in 2000 at an exercise price of $2.00 per share which was reduced to $0.45 per share in 2004, 200,000 in 2002 at an exercise price of $.27 per share, and 510,000 in 2003 at an exercise price of $0.13 per share. As of February 11, 2004, Mr. Martin owned, directly and indirectly 2,893,891 shares of the Company's common stock. Mr. Martin executed an irrevocable proxy granting Mr. Jacobs the right to vote all of Mr. Martin's shares in favor of Mr. Jacobs' slate of nominees for the Board of Directors, so long as Mr. Jacobs is the Company's Chief Executive Officer and Mr. Martin is included in his slate of nominees. The 2,893,891 shares of common stock owned by Mr. Martin includes 1,825,744 shares of common stock owned by Mr. Martin plus warrants described above plus a proxy to vote 325,000 shares of common stock owned by Negin Martin. Mr. Martin is the brother of Jeffrey S. Martin, an employee of WebSourced, Inc.

(c) Election of a New Director.

Xavier Hermosillo was appointed to the Company's board, effective August 31, 2004.

Item 9.01 Exhibits

(d) The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September  7, 2004

CGI HOLDING CORPORATION.

By:/s/ Gerard M. Jacobs

Name: Gerard M. Jacobs
Title: President and Chief Executive Officer

                                 EXHIBIT INDEX
Exhibit Number     Description
99.1               Settlement Agreement, dated as of August 31, 2004, by and
                   among GMP, L.L.C., an Indiana limited liability corporation, Safe Environment Corp. of Indiana, John Giura, Gerard M.
                   Jacobs and CGI Holding Corporation, a Nevada corporation.

                                  EXHIBIT 99.1
                              SETTLEMENT AGREEMENT


                              SETTLEMENT AGREEMENT



THIS SETTLEMENT AGREEMENT is dated as of August 31, 2004 (this "Agreement") by and between GMP, L.L.C., an Indiana limited liability corporation ("GMP"), Safe Environment Corp. of Indiana ("SECO"), John Giura ("Giura"), Gerard M. Jacobs ("Jacobs"), and CGI Holding Corporation, a Nevada corporation ("CGI").

In consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   Background

1. Reference is hereby made to that certain Purchase Agreement dated as of September 4, 2002 by and between GMP, CGI, SECO and Giura (the "Purchase Agreement"). Words and terms defined in the Purchase Agreement are used in this Agreement with the same meaning.

2. Reference is hereby made to that certain Agreement dated March 31, 2003, between GMP, SECO, Giura and CGI (the "March 31, 2003 Agreement"). Words and terms defined in the March 31, 2003 Agreement are used in this Agreement with the same meaning.

3. Pursuant to the March 31, 2003 Agreement:

(a) SECO, CGI and COPI signed the Amended St. Ann Escrow Distribution Agreement dated April 24, 2003, in regard to SECO's construction project in St. Missouri (the "St. Ann Project"), pursuant to which CGI is entitled to an aggregate disbursement of $300,000 from the Escrow Account (the "$300,000 Payment from the St. Ann Escrow Account").

(b) Acadian sold certain of its interests in its so-called "Garden District" housing development located in St. Charles, Missouri (the "St. Charles Housing Project") to Horizon;

(c) Acadian executed and delivered a certain Promissory Note dated May 2, 2003 in the principal amount of $169,116 payable to GMP (the "$169,116 Note");

(d) Janet and Gerald Winter (the "Winters") executed and delivered a certain Promissory Note dated May 2, 2003 in the principal amount of $31,884.00 payable to GMP (the "$31,884 Note");

(e) U.S. Title, Acadian, the Winters, SECO, GMP and CGI executed and delivered a certain letter of instructions addressed to U.S. Title dated May 2, 2003, in connection with certain disbursements to be made to CGI in regard to that certain purchase agreement between Horizon and Acadian dated February 4, 2003, as amended ("Instruction Letter No. 1"); and

(f) Acadian, the Winters, SECO, GMP and CGI executed and delivered a certain letter of instructions addressed to U.S. Title dated May 2, 2003, yet to be signed by U.S. Title, in connection with certain disbursements to be made to CGI in regard to the proceeds of the sale of Lot 1 ("Lot 1") of the St. Charles Housing Project ("Instruction Letter No. 2").

4. The aggregate payments to be received by CGI in regard to the $169,116 Note and the $31,884 Note pursuant to Instruction Letter No. 1 and Instruction Letter No. 2 are collectively referred to as the "$200,000 Payment from the Acadian Development").

5. GMP and CGI hereby acknowledge that as of the date of this Agreement:

(a) GMP owes CGI an aggregate principal amount of $545,074.73 in regard to: (1) the unpaid portion of the $175,000 Post-Closing Payment; (2) the unpaid principal of the $470,000 Note; (3) certain unpaid CIB Interest Reimbursements;
(4) certain unpaid CIB Loan Fees Reimbursements; and (5) certain other expenses of GMP, SECO or Giura for which Giura owes reimbursement to CGI (hereinafter referred to as the "GMP Aggregate Indebtedness to CGI"); and

(b) GMP's aggregate principal indebtedness to CGI of $545,074.73 is subject to a maximum potential credit of $300,000, consisting of: (1) $100,000 if the $300,000 Payment from the St. Ann Escrow Account is paid in full; and (ii) $200,000 if the $200,000 Payment from the Acadian Development is paid in full; Therefore, if the $300,000 Payment from the St. Ann Escrow Account is paid in full, and if the $200,000 Payment from the Acadian Development is paid in full, then the GMP Aggregate Indebtedness to CGI would be reduced from $545,074.73 down to $245,074.73.

6. Reference is hereby made to that certain  Indemnification  Agreement dated as
of  October  22,   2003,   between   Giura  and  CGI  (the   "Laborers   Lawsuit
Indemnification Agreement").

                                Settlement Terms

7. Giura hereby agrees as follows:

(a) Guira hereby agrees to immediately provide CGI with evidence that Giura has fully completed the payment of all amounts due and payable under the Laborers Lawsuit Indemnification Agreement;

(b) Giura hereby resigns as an employee and as a member of the Board of Directors of CGI, effective immediately;

(c) Giura hereby agrees to fully indemnify and hold harmless CGI against any and all damages, losses, payments, judgments, litigation and other claims (collectively, "Claims") of any nature whatsoever in regard to the St. Ann Project, including but not limited to any Claims by insurance or bonding companies in regard to payment, performance bonds or indemnity agreements issued or entered into in regard to the St. Ann Project (collectively, "Bonding Company Claims");

(d) Without limiting the generality of Paragraph 7(c) above, Giura hereby represents, warrants and guarantees to CGI that: (i) SECO shall complete the construction of the St. Ann Project, and CGI shall not be subject to any Claims including Bonding Company Claims in regard to the St. Ann Project; and (ii) CGI shall receive the $300,000 Payment from the St. Ann Escrow Account no later than April 19, 2005;

(e) Giura shall cause the Winters to deliver to CGI either Instruction Letter No. 2 fully signed by all of the parties thereto including U.S. Title, or a similar instruction letter that is acceptable to CGI in its sole discretion signed by all of the parties thereto including an alternative title company disbursing agent;

(f) Giura hereby acknowledges, re-affirms and re-states his signed legally binding Irrevocable Proxy dated February 25, 2002, which irrevocably constitutes and appoints Jacobs as Giura's proxy, with respect to those shares of voting capital stock of CGI held by Giura or by any corporation, partnership, trust or other entity legally or beneficially owned or controlled by Giura, directly or indirectly, to attend meetings of the shareholders of CGI and to sign consents of the shareholders of CGI, with full power to vote, consent, and otherwise act for Giura and in his name, place and stead, in the same manner, to the same extent, and with the same effect as if Giura were personally present thereat or signing thereto, giving Jacobs full power of substitution and revocation; and

(g) Giura hereby waives, settles and releases any and all rights, titles, interests and claims of any nature whatsoever, which he may now or in the future have against CGI or any of its subsidiaries, directors, officers, employees, agents, representatives, contractors, affiliates, or shareholders, including but not limited to any and all claims in regard to salaries, bonuses, options, warrants, expense reimbursements, medical insurance, other benefits, contract claims, indemnification, and all other claims and payments whatsoever, excepting only claims against CGI in regard to any consideration owed to Giura pursuant to Paragraph 8 below.

8. Subject to Giura's full compliance with Paragraph 7 above, CGI hereby agrees as follows:

(a) CGI shall settle, release and waive the GMP Aggregate Indebtedness to CGI, and CGI shall return to GMP the $470,000 Note marked "Cancelled" and the common stock of SECO pledged to CGI pursuant to the Pledge Agreement;

(b) CGI shall reimburse Giura for Six Hundred Ninety Dollars ($690) per month of the premiums for his medical insurance to be obtained by Giura from a third party, during the twelve (12) month period commencing September 1, 2004 and ending August 31, 2005;

(c) CGI pay Giura to serve as a consultant to the President and Chief Executive Officer of CGI (as an independent contractor, not as an employee) during the sixty-month period commencing September 1, 2004 and ending August 31, 2009, for a consideration of Eight Thousand Three Hundred Thirty-Three Dollars ($8,333) per month, provided that such consideration shall be immediately reduced to Four Thousand One Hundred Sixty-Six Dollars ($4,166) per month if and in the event that the common stock of CGI closes at Six Dollars ($6.00) (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations or other similar corporate transactions) or higher for ten (10) consecutive trading days during said sixty-month period. CGI hereby agrees that: (i) Such consideration shall be paid by CGI to Giura notwithstanding the incapacity or permanent disability of Giura; and (ii) If Giura dies, then such consideration shall be paid by CGI to Giura's estate; and

(d) CGI hereby grants to Giura three (3) year warrants to purchase up to One Hundred Fifty Thousand (150,000) shares of common stock of CGI at an exercise price of Three Dollars and Fifty Cents ($3.50) per share, such warrants to be issued in the typical form of warrant (including terms, conditions and limitations) typically used by CGI prior hereto except that such warrants shall terminate if and in the event that Giura fails to fully comply with Paragraph 7 above.

9. CGI hereby grants to Giura three (3) year warrants to purchase up to One Hundred Fifty Thousand (150,000) shares of common stock of CGI at an exercise price of Four Dollars and Fifty Cents ($4.50) per share, such warrants to be issued in the typical form of warrant (including terms, conditions and limitations) typically used by CGI prior hereto except that such warrants shall not be deemed to vest, and shall not be delivered by CGI to Giura, unless and until Jacobs certifies to CGI that Giura has fully complied with all of his obligations under Paragraph 7 above.

10. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by any party without the written consent of the other parties and any such purported assignment by any party without such consent shall be void. No amendment, supplement, change or waiver of any term or condition of this Agreement shall be effective unless in writing signed by all of the parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement. Each party shall bear his or its own legal fees and other costs and expenses with respect to the negotiation, execution and delivery of this Agreement and the consummation of the transactions hereunder. In the event that any one or more of the other provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby; provided, however, that to the extent permitted by applicable law, any invalid, illegal, or unenforceable provision may be considered for the purpose of determining the intent of the parties in connection with the other provisions of this Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior negotiations, arrangements or understandings with respect thereto, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement. The descriptive headings of this Agreement are for convenience onl y and shall not control or affect the meaning or construction of any provision of this Agreement.

11. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (a) delivered personally or (b) sent by registered or certified mail, postage prepaid, or (c) sent by overnight courier with a nationally recognized courier, or (d) via facsimile confirmed in writing in any of the foregoing manners, as follows:

If to CGI or Jacobs:            Gerard M. Jacobs
                                c/o CGI Holding Corporation
                                100 North Waukegan Road
                                Lake Bluff, Illinois  60044

If to GMP, SECO or Giura:       John Giura
                                2600 South 25th Avenue
                                Broadview, IL  60155

If sent by mail, notice shall be considered delivered five (5) business days after the date of mailing, and if sent by any other means set forth above, notice shall be considered delivered upon receipt thereof. Any party may by notice to the other parties change the address to which notice or other communications to it are to be delivered or mailed.

12. This Agreement shall be governed by and construed and interpreted according to the internal laws of the State of Illinois, determined without regard to conflicts of law principles. Any action, suit or other proceeding initiated by any party against any other party under or in connection with this Agreement may be brought in any Federal or state court in the State of Illinois, as the party bringing such action, suit or proceeding shall elect, having jurisdiction over the subject matter thereof. All of the parties hereby submit themselves to the jurisdiction of any such court and agree that service of process on them in any such action, suit or proceeding may be effected by the means by which notices are to be given to it under this Agreement.

13. Notwithstanding any other provision of this Agreement, this Agreement shall not create benefits on behalf of any person other than the parties hereto, and this Agreement shall be effective only as between the parties hereto, their successors and permitted assigns.

14. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile signatures shall be treated as if they were originals.

In Witness Whereof, the undersigned have executed and delivered this Agreement as of the date first above written, intending to be legally bound hereby.

CGI HOLDING CORPORATION


By_/s/ Gerard M. Jacobs
       Gerard M. Jacobs

GMP, L.L.C.


By /s/ John Giura
       John Giura

SAFE ENVIRONMENT CORP. OF INDIANA


By /s/  John Giura
        John Giura


/s/ John Giura
John Giura, in his individual capacity


/s/ Gerard M. Jacobs
Gerard M. Jacobs, in his individual capacity